T. Rowe Price Growth & Income Fund

Supplement to Prospectus and Summary Prospectus Dated May 1, 2013

On April 24, 2013, the Board of Directors approved a proposed amendment to the investment objective for the T. Rowe Price Growth & Income Fund (fund). The change is subject to shareholder approval at an annual meeting scheduled for October 22, 2013. Proxy materials describing the proposed objective change and the rationale for the proposal were mailed to shareholders beginning on August 2, 2013. All fund shareholders of record at the close of business on July 24, 2013 are eligible to vote on the proposal.

The fund’s current investment objective is as follows:

“The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.”

The Board proposes that the fund’s investment objective be changed to the following:

“The fund seeks long-term capital growth and current income primarily through investments in stocks.”

No modifications to the fund’s principal investment strategies, or changes to the fund’s current investment program or overall risk profile, are anticipated as a result of these changes. However, the Board believes that it is in the interests of the fund’s shareholders to approve a more general investment objective to allow the fund greater flexibility to execute its investment program now and in the future.

If the proposed amendment to the fund’s investment objective is approved by shareholders, it is expected to become effective on or about November 1, 2013.

The date of this supplement is August 16, 2013.

F54-041 8/16/13